EXHIBIT 99.1

Finisar Announces Fiscal 2019 Financial Results

SUNNYVALE, Calif., June 13, 2019 (GLOBE NEWSWIRE) -- Finisar Corporation (NASDAQ: FNSR), a global technology leader for subsystems and components for fiber optic communications, today announced financial results for its fourth quarter and full fiscal year, ended April 28, 2019. Finisar will not hold an earnings call, nor provide forward guidance for the first quarter of fiscal 2020 due to the previously announced proposed acquisition by II-VI Incorporated (NASDAQ: IIVI).

FINANCIAL HIGHLIGHTS – Fourth Quarter Ended April 28, 2019
Summary GAAP Results	Fourth	Third
	Quarter	Quarter
	Ended	Ended
	April 28, 2019	January 27, 2019
	(in thousands, except per share amounts)

Revenues	$310,085	$327,636
Gross margin	28.2%	28.8%
Operating expenses	$98,579	$93,890
Operating income (loss)	$(11,278)	$533
Operating margin	(3.6)%	0.2%
Net loss	$(14,151)	$(15,301)
Loss per share-basic	$(0.12)	$(0.13)
Loss per share-diluted	$(0.12)	$(0.13)

Basic shares	117,953	117,608
Diluted shares	117,953	117,608

Summary Non-GAAP Results (a)	Fourth	Third
	Quarter	Quarter
	Ended	Ended
	April 28, 2019	January 27, 2019
	(in thousands, except per share amounts)

Revenues	$310,085	$327,636
Non-GAAP Gross margin	30.8%	30.2%
Non-GAAP Operating expenses	$64,642	$63,645
Non-GAAP Operating income	$30,895	$35,229
Non-GAAP Operating margin	10.0%	10.8%
Non-GAAP Net income	$32,960	$34,192
Non-GAAP Income per share-basic	$0.28	$0.29
Non-GAAP Income per share-diluted	$0.27	$0.29

Basic shares	117,953	117,608
Diluted shares	120,795	119,570

_____________
(a) In evaluating the operating performance of Finisar’s business, Finisar management utilizes financial measures that exclude certain charges and credits required by U.S. generally accepted accounting principles, or GAAP, that are considered by management to be outside of Finisar’s core ongoing operating results.  A reconciliation of Finisar’s non-GAAP financial measures to the most directly comparable GAAP measures, as well as additional related information, can be found under the heading “Finisar Non-GAAP Financial Measures” below.

Revenue Details for the Fourth Quarter of Fiscal 2019:

  Revenues for datacom applications decreased by $12.8 million, or (5.5)%, compared to the third quarter of fiscal 2019, primarily as the result of a decline in sales of 40G and lower transceivers as well as VCSELs arrays for 3D applications.

  Revenues for telecom applications decreased by $4.8 million, or (5.0)%, compared to the third quarter of fiscal 2019, primarily as a result of a decline in sales of 10G tunable transceivers.
FINANCIAL HIGHLIGHTS – Fiscal Year Ended April 28, 2019
Summary GAAP Results
	Fiscal Year	Fiscal Year
	Ended	Ended
	April 28, 2019	April 29, 2018
	(in thousands, except per share amounts)

Revenues	$1,280,480	$1,316,483
Gross margin	27.2%	27.5%
Operating expenses	$378,633	$355,652
Operating income (loss)	$(30,541)	$6,513
Operating margin	(2.4)%	0.5%
Net loss	$(53,216)	$(48,287)
Loss per share-basic	$(0.45)	$(0.42)
Loss per share-diluted	$(0.45)	$(0.42)

Basic shares	117,178	113,864
Diluted shares	117,178	113,864

Summary Non-GAAP Results (b)

	Fiscal Year	Fiscal Year
	Ended	Ended
	April 28, 2019	April 29, 2018
	(in thousands, except per share amounts)

Revenues	$1,280,480	$1,316,483
Non-GAAP Gross margin	29.2%	29.7%
Non-GAAP Operating expenses	$260,157	$292,197
Non-GAAP Operating income	$113,591	$99,195
Non-GAAP Operating margin	8.9%	7.5%
Non-GAAP Net income	$119,049	$100,420
Non-GAAP Income per share-basic	$1.02	$0.88
Non-GAAP Income per share-diluted	$1.00	$0.86

Basic shares	117,178	113,864
Diluted shares	119,389	116,274

_____________
(a) In evaluating the operating performance of Finisar’s business, Finisar management utilizes financial measures that exclude certain charges and credits required by U.S. generally accepted accounting principles, or GAAP, that are considered by management to be outside of Finisar’s core ongoing operating results.  A reconciliation of Finisar’s non-GAAP financial measures to the most directly comparable GAAP measures, as well as additional related information, can be found under the heading “Finisar Non-GAAP Financial Measures” below.

Revenue Details for Fiscal 2019:

  Revenues for datacom applications decreased by $102.3 million, or (9.9)%, compared to fiscal 2018, primarily as the result of a decline in sales of 40G transceivers due to our customers switching their technology infrastructure to higher speed transceivers as well as lower 100G datacom transceiver revenue due to a decrease in the average selling prices for our products.

  Revenues for telecom applications increased by $66.2 million, or 23.0%, compared to the fiscal 2018, primarily as the result of an increase in sales of WSS products.

SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains forward-looking statement concerning Finisar’s expected financial performance. These statements are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are based on our current expectations, estimates, assumptions and projections about our business and industry, and the markets and customers we serve, and they are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Finisar assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from those projected. Examples of such risks include those associated with:  the uncertainty of customer demand for Finisar’s products; the rapidly evolving markets for Finisar’s products and uncertainty regarding the development of these markets; Finisar’s historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; ongoing new product development and introduction of new and enhanced products; the challenges of rapid growth followed by periods of contraction; intensive competition; the risk that our pending merger with II-VI does not close, due to the failure of one or more conditions to closing; uncertainty as to the market value of the II-VI merger consideration to be paid in the merger; the risk that required governmental or stockholder approvals of the merger (including China antitrust approval) will not be obtained or that such approvals will be delayed beyond current expectations; the risk of litigation in respect of either Finisar or II-VI or the merger; disruption from the merger making it more difficult to maintain our customer, supplier, key personnel and other strategic relationships.  Further information regarding these and other risks relating to Finisar’s business is set forth in Finisar’s annual report on Form 10-K (filed June 15, 2018) and quarterly SEC filings.

ABOUT FINISAR

Finisar Corporation (NASDAQ: FNSR) is a global technology leader in optical communications, providing components and subsystems to networking equipment manufacturers, data center operators, telecom service providers, consumer electronics and automotive companies.  Founded in 1988, Finisar designs products that meet the increasing demands for network bandwidth, data storage and 3D sensing subsystems. The company is headquartered in Sunnyvale, California, USA with R&D, manufacturing sites, and sales offices worldwide. Visit our website at www.finisar.com.

FINISAR FINANCIAL STATEMENTS The following financial tables are presented in accordance with GAAP.

Finisar Corporation
Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Twelve Months Ended		Three Months Ended
	Apr 28, 2019	Apr 29, 2018	Apr 28, 2019	Apr 29, 2018	Jan 27, 2019
Revenues	$310,085	$310,069	$1,280,480	$1,316,483	$327,636
Cost of revenues	218,513	246,501	926,550	951,510	232,655
Amortization of acquired developed technology	471	604	1,959	2,437	496
Impairment of long-lived assets	3,800	371	3,879	371	62
Gross profit	87,301	62,593	348,092	362,165	94,423
Gross margin	28.2%	20.2%	27.2%	27.5%	28.8%
Operating expenses:
Research and development	51,133	60,520	217,878	239,008	51,228
Sales and marketing	12,000	12,530	49,077	49,024	12,170
General and administrative	14,396	12,207	54,844	59,517	14,973
Amortization of purchased intangibles	324	666	1,737	2,705	337
Impairment of long-lived assets	317	510	580	1,863	46
Startup costs	20,409	2,897	54,517	3,535	15,136
Total operating expenses	98,579	89,330	378,633	355,652	93,890
Income (loss) from operations	(11,278)	(26,737)	(30,541)	6,513	533
Interest income	4,731	4,904	21,200	16,085	5,333
Interest expense	(6,447)	(9,322)	(33,490)	(36,658)	(8,167)
Other income (expenses), net	325	1,097	(718)	(945)	(38)
Loss before income taxes	(12,669)	(30,058)	(43,549)	(15,005)	(2,339)
Provision (benefit) for income taxes	1,482	(11,714)	9,667	33,282	12,962
Net loss	$(14,151)	$(18,344)	$(53,216)	$(48,287)	$(15,301)

Net loss per share attributable to Finisar Corporation common stockholders:

Basic	$(0.12)	$(0.16)	$(0.45)	$(0.42)	$(0.13)
Diluted	$(0.12)	$(0.16)	$(0.45)	$(0.42)	$(0.13)

Shares used in computing net loss per share - basic	117,953	114,742	117,178	113,864	117,608
Shares used in computing net loss per share - diluted	117,953	114,742	117,178	113,864	117,608

Finisar Corporation
Consolidated Balance Sheets
(in thousands)

	4/28/2019	1/27/2019	10/28/2018	7/29/2018	Apr 29, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$814,185	$906,854	$332,138	$326,189	$312,257
Short-term held-to-maturity investments	100,000	3,754	837,658	832,681	884,838
Accounts receivable, net	263,394	263,737	247,688	248,138	233,529
Inventories	299,028	306,864	309,500	325,846	348,527
Other current assets	44,224	44,713	51,232	54,863	56,001
Total current assets	1,520,831	1,525,922	1,778,216	1,787,717	1,835,152
Property, equipment and improvements, net	622,979	622,770	600,972	587,203	520,849
Purchased intangible assets, net	4,183	4,977	5,810	6,742	7,878
Goodwill	106,735	106,735	106,735	106,735	106,735
Other assets	15,462	12,185	12,250	25,179	31,721
Deferred tax assets	81,977	85,372	89,202	85,873	80,850
Total assets	$2,352,167	$2,357,961	$2,593,185	$2,599,449	$2,583,185

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$132,440	$128,594	$133,539	$149,876	$132,161
Accrued compensation	31,804	41,216	36,152	35,349	32,525
Other accrued liabilities	49,495	54,890	54,746	50,944	32,824
Deferred revenue	-	-	-	-	9,535
Current portion of convertible notes	-	-	257,067	254,150	251,278
Total current liabilities	213,739	224,700	481,504	490,319	458,323
Long-term liabilities:
Convertible notes	512,105	506,454	499,838	494,316	488,877
Other non-current liabilities	12,162	11,864	11,558	11,366	12,368
Total liabilities	738,006	743,018	992,900	996,001	959,568
Stockholders' equity:
Common stock	118	118	117	117	115
Additional paid-in capital	2,919,305	2,904,016	2,885,319	2,869,657	2,850,195
Accumulated other comprehensive income (loss)	(48,565)	(46,645)	(57,906)	(44,356)	(14,659)
Accumulated deficit	(1,256,697)	(1,242,546)	(1,227,245)	(1,221,970)	(1,212,034)
Total stockholders' equity	1,614,161	1,614,943	1,600,285	1,603,448	1,623,617
Total liabilities and stockholders' equity	$2,352,167	$2,357,961	$2,593,185	$2,599,449	$2,583,185

Note - Balance sheet amounts as of April 29, 2018 are derived from the audited consolidated financial statements as of that date.

FINISAR NON-GAAP FINANCIAL MEASURES

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles, or GAAP, Finisar provides the following financial measures defined as non-GAAP financial measures by the Securities and Exchange Commission: non-GAAP gross profit, non-GAAP operating income, non-GAAP income and non-GAAP net income per share. These non-GAAP financial measures are supplemental information regarding Finisar’s operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be outside of our ongoing core operating results.   Management believes that tracking non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and non-GAAP net income per share provides management and the investment community with valuable insight into our ongoing core current operations, our ability to generate cash and the underlying business trends that are affecting our performance.  These non-GAAP measures are used by both management and our Board of Directors, along with the comparable GAAP information, in evaluating our current performance and planning our future business activities.  In particular, management finds it useful to exclude non-cash charges in order to better correlate our operating activities with our ability to generate cash from operations and to exclude certain cash charges as a means of more accurately predicting our liquidity requirements.  We believe that these non-GAAP measures, when used in conjunction with our GAAP financial information, also allow investors to better evaluate our financial performance in comparison to other periods and to other companies in our industry.

In calculating non-GAAP gross profit in this release, we have excluded the following items from cost of revenues in applicable periods in this release:

  Amortization of acquired technology (non-cash charges related to technology obtained in acquisitions);
  Stock-based compensation expense (non-cash charges);
  Impairment of long-lived/intangible assets (non-cash charges);
  Reduction in force costs and other restructuring charges (non-core cash charges);
  Acquisition related retention payments (non-core cash charges); and
  Inventory write-off related to discontinued products (non-cash charges).

In calculating non-GAAP operating income in this release, we have excluded the same items to the extent they are classified as operating expenses, and have also excluded the following items in applicable periods in this release:

  Discontinued product services fee (non-core cash charges);
  Acquisition related costs (non-core cash charges);
  Litigation settlements and resolutions and related costs (non-core cash charges);
  Amortization of purchased intangibles (non-cash charges); and
  Start-up cash costs related to our Sherman VCSEL fab until we begin commercial production.

In calculating non-GAAP income and non-GAAP income per share in this release, we have also excluded the following items in applicable periods in this release:

  Imputed interest expenses on convertible debt (non-cash charges);
  Imputed interest related to restructuring (non-cash charges);
  Other interest income (non-core benefits);
  Gains and losses on sales of assets and other miscellaneous (non-cash losses and cash gains related to the periodic disposal of assets no longer required for current activities);
  Loss (gain) related to minority investment (non-core charges or benefits);
  Dollar denominated foreign exchange transaction losses (gains) (non-cash charges or benefits); and
  Amortization of debt issuance costs (non-cash charges).

In addition, in this release we have adjusted non-GAAP income and non-GAAP income per share for the difference between GAAP income taxes and non-GAAP income taxes.

A reconciliation of this non-GAAP financial information to the corresponding GAAP information is set forth below:

Finisar Corporation
Reconciliation of Results of Operations under GAAP and non-GAAP
(Unaudited, in thousands, except per share data)

	Three Months Ended		Twelve Months Ended		Three Months Ended
	Apr 28, 2019	Apr 29, 2018	Apr 28, 2019	Apr 29, 2018	Jan 27, 2019
GAAP to non-GAAP reconciliation of gross profit:
Gross profit - GAAP	$87,301	$62,593	$348,092	$362,165	$94,423
Gross margin - GAAP	28.2%	20.2%	27.2%	27.5%	28.8%
Adjustments:
Cost of revenues
Amortization of acquired technology	471	604	1,959	2,437	496
Stock compensation	4,527	3,453	16,074	12,665	4,248
Impairment of long-lived/intangible assets	3,800	371	3,879	371	62
Reduction in force costs	27	556	2,712	1,188	544
Acquisition related retention payment	-	30	28	123	(5)
Write off of discontinued product inventory	(589)	8,995	1,004	12,443	(894)
Total cost of revenues adjustments	8,236	14,009	25,656	29,227	4,451
Gross profit - non-GAAP	95,537	76,602	373,748	391,392	98,874
Gross margin - non-GAAP	30.8%	24.7%	29.2%	29.7%	30.2%

GAAP to non-GAAP reconciliation of operating income (loss):
Operating income (loss) - GAAP	(11,278)	(26,737)	(30,541)	6,513	533
Operating margin - GAAP	-3.6%	-8.6%	-2.4%	0.5%	0.2%
Adjustments:
Total cost of revenues adjustments	8,236	14,009	25,656	29,227	4,451
Total operating expense adjustments
Operating expenses - GAAP	98,579	89,330	378,633	355,652	93,890
Research and development
Reduction in force costs and other restructuring	558	1,505	8,740	2,412	186
Acquisition related retention payment	(2)	32	39	140	(5)
Stock compensation	5,230	6,034	23,050	24,336	5,683
Discontinued product service fees	-	185	921	185	-
Sales and marketing
Reduction in force costs and other restructuring	(18)	335	698	323	32
Acquisition related retention payment	-	-	-	(2)	-
Stock compensation	2,034	1,956	8,213	7,931	2,012
General and administrative
Reduction in force costs and other restructuring	15	274	981	1,104	190
Stock compensation	4,194	2,233	13,955	18,189	3,542
Acquisition related costs	876	127	4,957	146	3,086
Litigation settlements and resolutions and related costs	-	551	88	551	-
Amortization of purchased intangibles	324	666	1,737	2,705	337
Startup costs	20,409	2,897	54,517	3,535	15,136
Impairment of long-lived assets/intangible assets	317	506	580	1,900	46
Total operating expense adjustments	33,937	17,301	118,476	63,455	30,245
Operating expenses - non-GAAP	64,642	72,029	260,157	292,197	63,645
Operating income - non-GAAP	30,895	4,573	113,591	99,195	35,229
Operating margin - non-GAAP	10.0%	1.5%	8.9%	7.5%	10.8%

GAAP to non-GAAP reconciliation of income (loss) before income taxes:
Loss before income taxes - GAAP	(12,669)	(30,058)	(43,549)	(15,005)	(2,339)
Adjustments:
Total cost of revenues adjustments	8,236	14,009	25,656	29,227	4,451
Total operating expense adjustments	33,937	17,301	118,476	63,455	30,245
Other interest income	-	-	(13)	(14)	(13)
Non-cash imputed interest expenses on convertible debt	5,420	7,863	28,341	30,833	6,940
Imputed interest related to restructuring	12	23	65	106	15
Other (income) expense, net
Loss (gain) on sale of assets	(75)	(157)	(117)	(315)	85
Loss related to impairment of minority investments	-	-	399	2,347	-
Foreign exchange transaction (gain) or loss	(332)	(936)	482	(1,254)	200
Amortization of debt issuance cost	231	385	1,309	1,540	308
Total interest and other adjustments	5,256	7,178	30,466	33,243	7,535
Income before income taxes - non-GAAP	34,760	8,430	131,049	110,920	39,892

GAAP to non-GAAP reconciliation of net income (loss):
Net loss - GAAP	(14,151)	(18,344)	(53,216)	(48,287)	(15,301)
Total cost of revenues adjustments	8,236	14,009	25,656	29,227	4,451
Total operating expense adjustments	33,937	17,301	118,476	63,455	30,245
Total interest and other adjustments	5,256	7,178	30,466	33,243	7,535
Income tax provision adjustments	(318)	(14,364)	(2,333)	22,782	7,262
Total adjustments	47,111	24,124	172,265	148,707	49,493
Net income - non-GAAP	$32,960	$5,780	$119,049	$100,420	$34,192

Basic non-GAAP income per share
GAAP earnings per share	$(0.12)	$(0.16)	$(0.45)	$(0.42)	$(0.13)
Impact of all non-GAAP adjustments	$0.40	$0.21	$1.47	$1.30	$0.42
Non-GAAP earnings per share	$0.28	$0.05	$1.02	$0.88	$0.29

Diluted non-GAAP income per share
GAAP earnings per share	$(0.12)	$(0.16)	$(0.45)	$(0.42)	$(0.13)
Impact of all non-GAAP adjustments	$0.39	$0.21	$1.45	$1.28	$0.42
Non-GAAP earnings per share	$0.27	$0.05	$1.00	$0.86	$0.29

Shares used in computing non-GAAP income per share
Basic	117,953	114,742	117,178	113,864	117,608
Diluted	120,795	115,991	119,389	116,274	119,570

Finisar-F

Investor Contact:	Press contact:
Kurt Adzema	Victoria McDonald
Chief Financial Officer	Director, Corporate Communications
408-542-5050 or Investor.relations@finisar.com	408-542-4261

Forward Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties concerning Parent’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the transaction may not be satisfied, such that the transaction will not close or that the closing may be delayed; the reaction of customers to the transaction; general economic conditions; the transaction may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the parties to the transaction; the ability to recognize the benefits of the transaction; the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of any financings that will be obtained for the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement.  In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. All forward-looking statements speak only as of the date of this written communication or, in the case of any document incorporated by reference, the date of that document. The Company is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.